SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          August 12, 2002
                                                 -------------------------------



                         THE BLACK & DECKER CORPORATION
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             (Exact name of registrant as specified in its charter)

        Maryland                    1-1553                     52-0248090
------------------------   -------------------------      ----------------------
(State of Incorporation)   (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)

701 East Joppa Road, Towson, Maryland                            21286
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:           410-716-3900
                                                          ----------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE
On August 12, 2002,  pursuant to Securities  and Exchange  Commission  Order No.
4-460, Nolan D. Archibald, the Corporation's Chairman, President, and Chief Executive Officer, and Michael D. Mangan, the Corporation's Senior Vice President and Chief Financial Officer, submitted to the Securities and Exchange Commission sworn statements. For informational purposes, the Corporation has included as Exhibits 99.0 and 99.1 to this Current Report on Form 8-K, conformed copies of the sworn statements dated August 12, 2002.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
Exhibit 99.0 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Exhibit 99.1 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings


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                         THE BLACK & DECKER CORPORATION

                               S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE BLACK & DECKER CORPORATION


                                   By: /s/ CHARLES E. FENTON
                                       -----------------------------------------
                                       Charles E. Fenton
                                       Senior Vice President and General Counsel




Date: August 12, 2002




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